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                          VAN KAMPEN AMERICAN CAPITAL
                                  UTILITY FUND
                   SUPPLEMENT DATED NOVEMBER 2, 1995, TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 1, 1995.

The section of the Statement of Additional Information captioned "Fund Performance" is hereby supplemented as follows:

     The Fund seeks to provide its shareholders with capital appreciation and current income. The Fund will seek to achieve its investment objective by investing in a diversified portfolio of common stocks and income securities engaged in the utilities industry. Historically, the level of income provided by a portfolio of utility bonds and stocks has exceeded that available from conservative fixed-income investments. However, past performance does not guarantee future results.

     From time to time marketing materials may provide a portfolio manager update on the Fund or discuss general economic conditions. The top 10 holdings of the Fund may also be listed in marketing pieces.